UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Advantage Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Utilities and High Income Fund

Annual Report

August 31, 2014

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed and any forward-looking statements are as of August 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Utilities and High Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

U.S. stocks delivered strong results overall for this period despite increased volatility early in 2014. High-yield bonds also performed well as investors sought yield and income in the ongoing low-interest-rate environment.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Utilities and High Income Fund for the 12-month period that ended August 31, 2014. U.S. stocks delivered strong results overall for this period despite increased volatility early in 2014. High-yield bonds also performed well as investors sought yield and income in the ongoing low-interest-rate environment.

Stocks and high-yield bonds enjoyed a strong close to 2013.

As the reporting period began, U.S. stocks were in the midst of a rally that carried through the fourth quarter of 2013. This rapid advance was largely driven by an accelerating U.S. economy, an accommodative monetary policy, moderate U.S. corporate earnings growth, and greater clarity regarding when the U.S. Federal Reserve (Fed) would begin reducing bond purchases. Stocks also advanced in Europe, where many investors gained confidence regarding an economic recovery. Although investors appeared willing to take on risk in the broader stock market, they seemed more cautious within the utilities sector, favoring regulated, rate-based utilities toward the end of 2013.

High-yield bonds generally rallied through the last four months of 2013, with lower-rated credit tiers outperforming each higher-rated tier. Although the Fed began tapering bond purchases in December 2013, the reduction generally had minimal impact within bond markets because the Fed had clearly communicated its intentions ahead of time and emphasized that future tapering also would be clearly communicated.

A fitful start to 2014 gave way to a renewed rally that carried through the second quarter.

The first quarter of 2014 brought an abrupt slowdown for the U.S. economy, which contracted as an unusually harsh winter kept consumers at home and significantly disrupted business activities. U.S. stocks, in turn, experienced increased volatility as investors cautiously navigated past worrying economic news; political turmoil between Russia and Ukraine concerned investors as well. Despite these negatives, solid sales and earnings reports by U.S. companies helped major stock indexes move modestly higher by quarter-end. Warmer temperatures arrived in the second quarter, and the U.S. economy picked up steam. Investors were heartened by encouraging economic data, driving stocks higher. In Europe, signs of economic improvement faded when gross domestic product (GDP) stagnated during the second quarter. Although select peripheral countries, such as Spain and Portugal, provided bright spots, some of Europe’s larger economies were pressured by weak economic growth and potential deflation. European stock returns generally were positive, but lackluster. The utilities sector was a top-performing sector throughout the entire first half of 2014 as investors sought stocks they believed offered attractive income and defensive characteristics.

Despite equity weakness and slightly wider spreads at the beginning of 2014, high-yield bonds continued to post positive returns during the first quarter as coupon income overcame any price declines. High-yield bonds also delivered strong results in the second quarter; longer durations performed best, helped by a decline in longer-dated Treasury yields following Fed confirmation that interest rates would remain low for some time.

After a brief dip in July, U.S. stocks and high-yield bonds surged through August 31, 2014.

U.S. stocks rallied on into July. But worries such as the Russia/Ukraine situation and a growing perception that the Fed would raise short-term interest rates sooner

Letter to shareholders (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	3

than expected caused investors to pull back toward month-end. As a result, the S&P 500 Index declined 2.9% over the last five trading days of July, dropping into negative territory for its overall monthly return. However, August brought an immediate bounce-back—the U.S. stock market delivered its largest monthly gain since February 2014 on a string of positive economic news, led by a 4.2% revised second-quarter 2014 GDP reading. Although the utilities sector performed strongly in August, returning nearly 5% for the month, some investors wondered whether—going forward—utilities might pull back as the economy improves and the potential for an interest-rate increase grows. In contrast to the U.S., European stocks posted greater declines during July and did not rebound as of August 31. To address ongoing concerns, the European Central Bank announced new actions, such as its targeted longer-term refinancing operations, to stimulate the economy and ward off deflation.

After a months-long rally, the high-yield bond market finally pulled back in July—marking its only negative monthly return since the previous summer and first outflows in five months. Investors likely reacted to uncertainty over the potential timing and impact of interest-rate increases. But in August, high-yield bonds moved back into positive territory, recouping July’s losses as positive economic and stock market news enticed investors to again pursue yield.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Utilities and High Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Phillip Susser

Niklas Nordenfelt, CFA

Timothy P. O’Brien, CFA

Average annual total return1 (%) as of August 31, 2014

	6 months	1 year	5 year	10 year
Based on market value	7.66	14.89	8.92	8.89
Based on net asset value (NAV) per share	7.77	21.44	12.58	8.83

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s gross and net expense ratios for the year ended August 31, 2014, were 1.11% and 1.11%, respectively, which includes 0.19% of interest expense.

Comparison of NAV vs. market value[2]

High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. Small- and midcap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Derivatives involve additional risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or to closely track. There are numerous risks associated with transactions in options on securities. Illiquid securities may be subject to wide fluctuations in market value and may be difficult to sell.

1.	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

2.	This chart does not reflect any brokerage commissions charged on the Fund’s common stock. Dividends and distributions have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	5

MANAGERS’ DISCUSSION

The Fund’s return was 14.89% for the 12-month period that ended August 31, 2014, based on market value. During the same period, the Fund’s return based on net asset value was 21.44%.

Overview

The Fund’s equity portfolio was positioned somewhat more aggressively during the period than it had been during the previous reporting period. In June 2013, the prices of interest-rate-sensitive stocks began dropping sharply following an announcement by the U.S. Federal Reserve (Fed) that it would begin tapering its bond purchases, and by the end of August 2013, we believed that a number of utility issues had become attractively priced. We therefore initiated positions in Veresen Incorporated (a Canadian gas company with a liquefied-natural-gas export opportunity), Snam Rete Gas SpA (the Italian gas-pipeline and distribution-network operator), and PNM Resources Incorporated (the major electric utility in New Mexico).

The equity allocation of the Fund continued to be managed with a focus on income generation. The Fund’s equity investment process includes a dividend capture strategy, which is used as part of the Fund’s efforts to achieve its primary investment objective of high current income. In employing dividend capture, a fund purchases a stock before an ex-dividend date, becomes entitled to the dividend, and then typically sells the stock on or after the stock’s ex-dividend date. This may result in a lack of capital appreciation over time, which may also lead to erosion in the value of the fund. Dividend capture may also increase the portfolio turnover rate and related transaction costs of the fund.

High-yield bonds continued to benefit from rising stock prices (high-yield bonds often trade in sympathy with stocks), rising U.S. Treasury prices, and relatively low volatility. The rise in Treasury rates, which occurred during the summer of 2013 due to concerns about the end of quantitative easing, subsided during the reporting period, and Treasury rates declined during 2014 (as of August 31). This interest-rate environment provided a strong backdrop for high-yield bonds, especially those having longer durations. Low interest rates combined with low volatility enabled companies to reduce their borrowing costs by refinancing existing high-yield debt and also to add new high-yield debt. Generally, lower borrowing costs led to multiyear high interest-coverage levels, further supporting high-yield prices. Although leverage levels did not rise to record highs, they remained relatively elevated at the end of the period given the point in the economic cycle.

Ten largest holdings[3] (%) as of August 31, 2014
The Williams Companies Incorporated	4.65
American Electric Power Company Incorporated	4.21
Suez Environnement Company SA	3.97
ITC Holdings Corporation	3.95
NextEra Energy Incorporated	3.86
Deutsche Post AG	3.84
Great Plains Energy Incorporated	3.52
Edison International	3.47
Northeast Utilities	3.23
CenturyLink Incorporated	3.21

Credit quality[4] as of August 31, 2014

Contributors to performance

In the equity portfolio, various European utilities contributed to performance, especially Enel SpA; Veolia Environnement and Suez Environnement Company contributed as well. Domestically, The Williams Companies Incorporated was a strong performer, and ITC Holdings Corporation, American Electric Power Company Incorporated, Great Plains Energy Incorporated, Spectra Energy Corporation, and NextEra Energy Incorporated, also added significant value. The Fund also participated in the strong appreciation of the high-yield bond market, benefiting especially from longer-duration holdings. Also, high-yield holdings of pipeline and wireless companies aided relative performance.

Detractors from performance

In the equity portfolio, we maintained modestly higher exposure to European utility companies relative to the previous annual reporting period. The increased emphasis on Europe was based on anticipation of a nascent recovery there—although recent economic data suggested we may have been premature. The Fund’s European equity holdings delivered mixed results; while some added value (as noted above), others—such as Vodafone Group Plc and Snam Rete Gas—detracted from performance. Domestic holdings that held back the potential for stronger returns included Energen Corporation; Verizon Communications Incorporated; CenterPoint Energy Incorporated, and EQT Corporation. Given the strong high-yield market over the reporting period, cash was a relatively large drag on performance (although cash levels were not particularly elevated). Also, high-yield holdings of media and entertainment companies detracted from relative performance.

6	Wells Fargo Advantage Utilities and High Income Fund	Performance highlights (unaudited)

Country allocation[5] as of August 31, 2014

Management outlook

We continue to see what appears to be a modest economic recovery in the U.S. Although stronger economic growth should be positive for utilities that have continued to suffer from weak sales, stronger economic growth also could eventually lead to rising interest rates as monetary stimulus is withdrawn, creating a near-term headwind for utility stocks. Longer term, while fundamentals for regulated network operators remain robust, the outlook for utilities with significant commodity-price exposure remains challenging.

We believe that as long as no external shocks or unexpected interest-rate increases occur, high-yield bond prices could remain at historically high levels. If interest rates rise coincident with a strong economy, we believe high-yield bonds would continue to outperform other fixed-income assets. However, if rising rates trigger an economic slowdown, we would not be surprised by a relatively sharper drop in high yield. Also, we believe it is less likely but possible that existing long-term imbalances could reignite systemic risks, negatively affecting high yield bonds.

3.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exemptmunicipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

5.	Country allocation is subject to change and is calculated based on the total long-term investments of the Fund.

Summary portfolio of investments—August 31, 2014	Wells Fargo Advantage Utilities and High Income Fund	7

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website:

http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/utilitiesandhighincome.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Shares	Value	Percent of net assets

Common Stocks: 64.51%

Energy: 10.22%

Oil, Gas & Consumable Fuels: 10.22%
Energen Corporation	15,000	$1,207,200	0.95%
EQT Corporation	15,000	1,485,900	1.16
Spectra Energy Corporation	75,000	3,124,500	2.45
The Williams Companies Incorporated	100,000	5,944,000	4.65
Veresen Incorporated	75,000	1,284,374	1.01

		13,045,974	10.22

Industrials: 3.90%

Air Freight & Logistics: 3.84%
Deutsche Post AG	150,000	4,904,647	3.84

Construction & Engineering: 0.06%
Other securities		75,690	0.06

Telecommunication Services: 8.55%

Diversified Telecommunication Services: 5.38%
BCE Incorporated	16,000	720,320	0.56
CenturyLink Incorporated	100,000	4,099,000	3.21
Verizon Communications Incorporated	41,291	2,057,118	1.61

		6,876,438	5.38

Wireless Telecommunication Services: 3.17%
Shenandoah Telecommunications Company	40,000	1,104,800	0.87
Vodafone Group plc ADR	85,636	2,940,740	2.30

		4,045,540	3.17

Utilities: 41.84%

Electric Utilities: 27.98%
American Electric Power Company Incorporated	100,000	5,370,000	4.21
Duke Energy Corporation	30,514	2,257,731	1.77
Edison International	75,000	4,435,500	3.47
Enel SpA	200,000	1,057,992	0.83
Exelon Corporation	16,000	534,720	0.42
Great Plains Energy Incorporated	175,000	4,492,250	3.52
IDACORP Incorporated	25,000	1,418,000	1.11
ITC Holdings Corporation	135,000	5,042,250	3.95
NextEra Energy Incorporated	50,000	4,922,500	3.86
Northeast Utilities	90,000	4,130,100	3.23
PNM Resources Incorporated	75,000	1,965,750	1.54
Other securities		93,960	0.07

		35,720,753	27.98

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Utilities and High Income Fund	Summary portfolio of investments—August 31, 2014

Security name			Shares	Value	Percent of net assets

Gas Utilities: 0.93%
Snam Rete Gas SpA			200,000	$1,163,108	0.91%
Other securities				22,036	0.02

				1,185,144	0.93

Multi-Utilities: 10.95%
CenterPoint Energy Incorporated			50,000	1,242,000	0.97
Public Service Enterprise Group Incorporated			50,000	1,869,500	1.47
Sempra Energy			19,900	2,108,803	1.65
Suez Environnement Company SA			275,000	5,069,547	3.97
TECO Energy Incorporated			50,000	905,000	0.71
Veolia Environnement SA			137,000	2,515,656	1.97
Other securities				270,681	0.21

				13,981,187	10.95

Water Utilities: 1.98%
American Water Works Company Incorporated			50,000	2,530,500	1.98

Total Common Stocks (Cost $56,874,958)				82,365,873	64.51

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 28.28%

Consumer Discretionary: 4.92%

Auto Components: 0.46%
Other securities				589,150	0.46

Distributors: 0.06%
Other securities				73,313	0.06

Diversified Consumer Services: 0.54%
Other securities				689,710	0.54

Hotels, Restaurants & Leisure: 1.58%
CCM Merger Incorporated 144A	9.13%	5-1-2019	$465,000	495,225	0.39
Greektown Holdings LLC 144A	8.88	3-15-2019	480,000	492,000	0.39
Other securities				1,025,666	0.80

				2,012,891	1.58

Household Durables: 0.09%
Other securities				122,688	0.09

Media: 1.87%
Gray Television Incorporated	7.50	10-1-2020	475,000	501,125	0.39
Other securities				1,883,340	1.48

				2,384,465	1.87

Specialty Retail: 0.32%
Other securities				404,138	0.32

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2014	Wells Fargo Advantage Utilities and High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Consumer Staples: 0.13%

Food Products: 0.13%
Other securities				$168,976	0.13%

Energy: 5.86%

Energy Equipment & Services: 2.26%
Gulfmark Offshore Incorporated	6.38%	3-15-2022	$510,000	513,825	0.40
NGPL PipeCo LLC 144A	7.77	12-15-2037	515,000	534,313	0.42
Other securities				1,846,890	1.44

				2,895,028	2.26

Oil, Gas & Consumable Fuels: 3.60%
Other securities				4,593,267	3.60

Financials: 4.61%

Banks: 0.13%
Other securities				163,625	0.13

Consumer Finance: 2.25%
Ally Financial Incorporated	8.30	2-12-2015	825,000	849,750	0.67
Other securities				2,021,931	1.58

				2,871,681	2.25

Diversified Financial Services: 0.93%
Other securities				1,184,920	0.93

Insurance: 0.12%
Other securities				151,688	0.12

Real Estate Management & Development: 0.38%
Other securities				482,663	0.38

REITs: 0.80%
Other securities				1,027,306	0.80

Health Care: 2.58%

Health Care Equipment & Supplies: 0.27%
Other securities				350,025	0.27

Health Care Providers & Services: 1.49%
Other securities				1,902,353	1.49

Health Care Technology: 0.38%
Other securities				480,250	0.38

Pharmaceuticals: 0.44%
Other securities				560,072	0.44

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Utilities and High Income Fund	Summary portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Industrials: 2.01%

Aerospace & Defense: 0.03%
Other securities				$35,000	0.03%

Airlines: 0.13%
Other securities				170,056	0.13

Commercial Services & Supplies: 1.08%
Other securities				1,377,073	1.08

Machinery: 0.14%
Other securities				174,488	0.14

Trading Companies & Distributors: 0.58%
Other securities				738,792	0.58

Transportation Infrastructure: 0.05%
Other securities				71,575	0.05

Information Technology: 1.81%

Communications Equipment: 0.12%
Other securities				151,513	0.12

Electronic Equipment, Instruments & Components: 0.57%
Jabil Circuit Incorporated	8.25%	3-15-2018	$620,000	730,050	0.57

Internet Software & Services: 0.01%
Other securities				10,225	0.01

IT Services: 0.68%
Other securities				875,488	0.68

Semiconductors & Semiconductor Equipment: 0.10%
Other securities				123,194	0.10

Software: 0.11%
Other securities				140,456	0.11

Technology Hardware, Storage & Peripherals: 0.22%
Other securities				285,713	0.22

Materials: 0.51%

Chemicals: 0.02%
Other securities				21,950	0.02

Containers & Packaging: 0.34%
Other securities				436,613	0.34

Paper & Forest Products: 0.15%
Other securities				191,137	0.15

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2014	Wells Fargo Advantage Utilities and High Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Telecommunication Services: 3.57%

Diversified Telecommunication Services: 1.58%
Other securities				$2,018,343	1.58%

Wireless Telecommunication Services: 1.99%
Sprint Capital Corporation	6.88%	11-15-2028	$1,100,000	1,072,466	0.84
Other securities				1,467,533	1.15

				2,539,999	1.99

Utilities: 2.28%

Electric Utilities: 1.78%
ComEd Financing III	6.35	3-15-2033	1,340,000	1,370,150	1.07
Mirant Mid-Atlantic LLC Series C	10.06	12-30-2028	438,432	492,688	0.39
Other securities				404,796	0.32

				2,267,634	1.78

Gas Utilities: 0.21%
Other securities				267,750	0.21

Independent Power & Renewable Electricity Producers: 0.29%
Other securities				371,927	0.29

Total Corporate Bonds and Notes (Cost $33,994,299)				36,107,185	28.28

	Dividend yield		Shares

Preferred Stocks: 13.37%

Financials: 0.07%

Banks: 0.07%
Other securities				92,924	0.07

Telecommunication Services: 1.84%

Diversified Telecommunication Services: 1.84%
Qwest Corporation	7.00		90,000	2,351,700	1.84

Utilities: 11.46%

Electric Utilities: 7.61%
Duke Energy Corporation	5.13		130,000	3,129,100	2.45
Entergy Arkansas Incorporated	4.75		65,000	1,459,250	1.14
Entergy Louisiana LLC	4.70		70,483	1,581,639	1.24
Indianapolis Power & Light Company	5.65		20,000	2,092,500	1.64
NextEra Energy Capital Holding Incorporated Series I	5.13		44,000	970,200	0.76
Other securities				476,797	0.38

				9,709,486	7.61

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Utilities and High Income Fund	Summary portfolio of investments—August 31, 2014

Security name	Dividend yield		Shares	Value	Percent of net assets

Multi-Utilities: 3.85%
DTE Energy Company Series Q	5.25%		100,000	$2,426,000	1.90%
Integrys Energy Group ±	5.50		95,000	2,490,900	1.95

				4,916,900	3.85

Total Preferred Stocks (Cost $16,509,368)				17,071,010	13.37

	Interest rate	Maturity date	Principal

Loans: 3.37%
Dell Incorporated ±	4.50	4-29-2020	$600,463	601,621	0.47
Texas Competitive Electric Holdings LLC (s) ±	4.65	10-10-2014	1,471,940	1,138,546	0.89
Other securities				2,558,864	2.01

Total Loans (Cost $4,636,017)				4,299,031	3.37

Warrants: 0.05%

Utilities: 0.05%

Gas Utilities: 0.05%
Other securities				62,560	0.05

Total Warrants (Cost $30,480)				62,560	0.05

Yankee Corporate Bonds and Notes: 1.80%

Consumer Discretionary: 0.00%

Media: 0.00%
Other securities				3,098	0.00

Energy: 0.35%

Oil, Gas & Consumable Fuels: 0.35%
Other securities				447,364	0.35

Financials: 0.03%

Banks: 0.03%
Other securities				31,050	0.03

Health Care: 0.12%

Pharmaceuticals: 0.12%
Other securities				146,150	0.12

Information Technology: 0.10%

Technology Hardware, Storage & Peripherals: 0.10%
Other securities				132,745	0.10

Materials: 0.35%

Containers & Packaging: 0.13%
Other securities				169,913	0.13

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2014	Wells Fargo Advantage Utilities and High Income Fund	13

Security name			Value	Percent of net assets

Metals & Mining: 0.15%
Other securities			$188,719	0.15%

Paper & Forest Products: 0.07%
Other securities			90,500	0.07

Telecommunication Services: 0.85%

Diversified Telecommunication Services: 0.81%
Other securities			1,031,707	0.81

Wireless Telecommunication Services: 0.04%
Other securities			51,500	0.04

Total Yankee Corporate Bonds and Notes (Cost $2,222,515)			2,292,746	1.80

	Yield	Shares
Short-Term Investments: 4.14%

Investment Companies: 4.14%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.07%	5,292,912	5,292,912	4.14

Total Short-Term Investments (Cost $5,292,912)			5,292,912	4.14

Total investments in securities
(Cost $119,560,549) *			147,491,317	115.52
Other assets and liabilities, net			(19,813,276)	(15.52)

Total net assets			$127,678,041	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for unfunded loans.

*	Cost for federal income tax purposes is $120,018,189 and unrealized gains (losses) consists of:

Gross unrealized gains	$30,760,108
Gross unrealized losses	(3,286,980)

Net unrealized gains	$27,473,128

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Utilities and High Income Fund	Statement of assets and liabilities—August 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $114,267,637)	$142,198,405
In affiliated securities, at value (cost $5,292,912)	5,292,912

Total investments, at value (cost $119,560,549)	147,491,317
Foreign currency, at value (cost $2,099,095)	2,022,296
Receivable for investments sold	10,000
Receivable for dividends and interest	1,240,042
Prepaid expenses and other assets	3,207

Total assets	150,766,862

Liabilities
Dividends payable	692,078
Payable for investments purchased	165,356
Secured borrowing payable	21,997,708
Advisory fee payable	77,236
Administration fee payable	6,436
Accrued expenses and other liabilities	150,007

Total liabilities	23,088,821

Total net assets	$127,678,041

NET ASSETS CONSIST OF
Paid-in capital	$151,438,236
Undistributed net investment income	105,977
Accumulated net realized losses on investments	(51,720,342)
Net unrealized gains on investments	27,854,170

Total net assets	$127,678,041

NET ASSET VALUE PER SHARE
Based on $127,678,041 divided by 9,231,183 shares issued and outstanding (unlimited number of shares authorized)	$13.83

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2014	Wells Fargo Advantage Utilities and High Income Fund	15

Investment income
Dividends (net of foreign withholding taxes of $206,028)	$7,454,029
Interest	2,858,264
Income from affiliated securities	4,015

Total investment income	10,316,308

Expenses
Advisory fee	858,760
Administration fee	71,563
Custody and accounting fees	12,618
Professional fees	73,732
Shareholder report expenses	55,722
Trustees’ fees and expenses	9,493
Transfer agent fees	30,893
Interest expense	225,023
Secured borrowing fees	3,447
Other fees and expenses	6,536

Total expenses	1,347,787

Net investment income	8,968,521

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	1,478,563
Written options	(4,108)

Net realized gains on investments	1,474,455

Net change in unrealized gains (losses) on investments	12,542,009

Net realized and unrealized gains (losses) on investments	14,016,464

Net increase in net assets resulting from operations	$22,984,985

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Utilities and High Income Fund	Statement of changes in net assets

	Year ended August 31, 2014	Year ended August 31, 2013

Operations
Net investment income	$8,968,521	$7,992,766
Net realized gains on investments	1,474,455	274,386
Net change in unrealized gains (losses) on investments	12,542,009	4,651,266

Net increase in net assets resulting from operations	22,984,985	12,918,418

Distributions to shareholders from
Net investment income	(8,308,065)	(8,307,863)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	0	63,685

Total increase in net assets	14,676,920	4,674,240

Net assets
Beginning of period	113,001,121	108,326,881

End of period	$127,678,041	$113,001,121

Undistributed (overdistributed) net investment income	$105,977	$(678,412)

The accompanying notes are an integral part of these financial statements.

Statement of cash flows—year ended August 31, 2014	Wells Fargo Advantage Utilities and High Income Fund	17

Cash flows from operating activities:
Net increase in net assets resulting from operations	$22,984,985

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of securities	(48,586,101)
Proceeds from sale of securities	49,943,082
Amortization	(66,810)
Proceeds from short-term securities, net	(2,829,966)
Decrease in dividends and interest receivable	190,473
Decrease in receivable for investments sold	649,442
Increase in prepaid expenses and other assets	(3,207)
Increase in payable for securities purchased	122,423
Increase in advisory fee payable	3,027
Increase in administration fee payable	252
Decrease in accrued expenses and other liabilities	(48,469)
Change in unrealized gains (losses) on investments	(12,542,009)
Net realized losses on written options	4,108
Net realized gains on unaffiliated securities	(1,478,563)

Net cash provided by operating activities	8,342,667

Cash flows from financing activities:
Cash distributions paid	(8,308,065)
Decrease in secured borrowing	(6,231)

Net cash used in financing activities	(8,314,296)

Net increase in cash	28,371

Cash (including foreign currency):
Beginning of period	$1,993,925

End of period	$2,022,296

Supplemental cash disclosure:
Cash paid for interest	$218,792

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Utilities and High Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.24	$11.74	$11.75	$11.23	$11.38
Net investment income	0.97 [1]	0.87 [1]	0.87 [1]	0.99 [1]	0.59 [1]
Net realized and unrealized gains (losses) on investments	1.52	0.53	0.02	0.43	0.41

Total from investment operations	2.49	1.40	0.89	1.42	1.00
Distributions to shareholders from
Net investment income	(0.90)	(0.90)	(0.90)	(0.90)	(0.53)[1]
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.62)[1]

Total distributions to shareholders	(0.90)	(0.90)	(0.90)	(0.90)	(1.15)
Net asset value, end of period	$13.83	$12.24	$11.74	$11.75	$11.23
Market value, end of period	$12.87	$12.04	$11.92	$11.03	$11.23
Total return based on market value[2]	14.89%	8.93%	17.03%	5.99%	(1.24)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.11%	1.25%	1.20%	1.24%	2.52%
Net expenses[3]	1.11%	1.25%	1.20%	1.24%	1.52%
Net investment income	7.38%	7.11%	7.48%	8.14%	5.19%
Supplemental data
Portfolio turnover rate	29%	65%	48%	64%	59%
Net assets, end of period (000s omitted)	$127,678	$113,001	$108,327	$108,146	$103,245

Borrowings outstanding, end of period (000s omitted)	$22,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$6,804	$6,136	$5,866	$5,916	$5,693

1.	Calculated based upon average shares outstanding

2.	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

3.	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended August 31, 2014	0.19%
Year ended August 31, 2013	0.21%
Year ended August 31, 2012	0.25%
Year ended August 31, 2011	0.25%
Year ended August 31, 2010	0.19%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Utilities and High Income Fund	19

1. ORGANIZATION

The Wells Fargo Advantage Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund now is classified as a diversified closed-end management investment company and is registered under the Investment Company Act of 1940, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures. Non-listed OTC options are valued at the evaluated price provided by an independent pricing service or an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On August 31, 2014, such fair value pricing was not used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair

20	Wells Fargo Advantage Utilities and High Income Fund	Notes to financial statements

valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Notes to financial statements	Wells Fargo Advantage Utilities and High Income Fund	21

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to bond premiums. At August 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$123,933	$(123,933)

As of August 31 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2017	2018	Short-term
$20,548,693	$27,435,579	$3,278,428

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

22	Wells Fargo Advantage Utilities and High Income Fund	Notes to financial statements

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets Investments in:

Common stocks
Energy	$13,045,974	$0	$0	$13,045,974
Industrials	4,980,337	0	0	4,980,337
Telecommunication Services	10,921,978	0	0	10,921,978
Utilities	53,417,584	0	0	53,417,584

Corporate bonds and notes	0	36,107,185	0	36,107,185

Preferred stocks
Financials	92,924	0	0	92,924
Telecommunication Services	2,351,700	0	0	2,351,700
Utilities	12,057,089	2,569,297	0	14,626,386
Loans	0	3,797,459	501,572	4,299,031
Warrants
Utilities	0	62,560	0	62,560
Yankee corporate bonds and notes	0	2,292,746	0	2,292,746
Short-term investments
Investment companies	5,292,912	0	0	5,292,912
Total assets	$102,160,498	$44,829,247	$501,572	$147,491,317

Transfers in and transfers out are recognized at the end of the reporting period. At August 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain investment subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo) and Crow Point Partners, LLC are each investment subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Notes to financial statements	Wells Fargo Advantage Utilities and High Income Fund	23

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the year ended August 31, 2014, the Fund did not issue any shares. For the year ended August 31, 2013, the Fund issued 5,359 shares.

6. BORROWINGS

The Fund has borrowed approximately $22 million through a secured debt financing agreement administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $25 million which expires on February 23, 2015, at which point it may be renegotiated and potentially renewed for another one-year term. At August 31, 2014, the Fund had secured borrowings outstanding in the amount of $21,997,708 (including accrued interest and usage and commitment fees payable).

The Fund’s borrowings under the Facility are generally charged interest at a rate determined by the type of loan elected by the Fund. During the year ended August 31, 2014, an effective interest rate of 1.01% was incurred on the borrowings. Interest expense of $225,023, representing 0.19% of the Fund’s average daily net assets, was incurred during the year ended August 31, 2014.

The Fund has pledged all of its assets to secure the borrowings and pays a commitment fee at an annual rate equal to 0.15% of average daily unutilized amounts of the $25 million commitment amount.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2014 were $ 41,325,484 and $ 39,821,143, respectively.

As of August 31, 2014, the Fund had unfunded term loan commitments of $165,357.

8. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2014, the Fund entered into written options for economic hedging purposes.

During the year ended August 31, 2014, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at August 31, 2013	0	$0
Options written	100	8,571
Options expired	0	0
Options closed	(100)	(8,571)
Options exercised	0	0
Options outstanding at August 31, 2014	0	$0

As of August 31, 2014, the Fund did not have any open written options but had an average of 2 written option contracts during the year ended August 31, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $8,308,065 and $8,307,863 of ordinary income for the years ended August 31, 2014 and August 31, 2013, respectively.

24	Wells Fargo Advantage Utilities and High Income Fund	Notes to financial statements

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$852,458	$27,396,529	$(51,262,700)

10. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utilities companies and, therefore, would be more affected by changes in the utilities sector than would be a fund whose investments are not heavily weighted in the sector.

11. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

12. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to shareholders:

Declaration Date	Record Date	Payable Date	Per share amount
August, 15, 2014	September 15, 2014	October 1, 2014	$0.075
September 26, 2014	October 16, 2013	November 3, 2014	0.075
October 24, 2014	November 17, 2014	December 1, 2014	0.075

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Advantage Utilities and High Income Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments of the Wells Fargo Advantage Utilities and High Income Fund (the “Fund”), as of August 31, 2014, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period ended August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Utilities and High Income Fund as of August 31, 2014, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 27, 2014

26	Wells Fargo Advantage Utilities and High Income Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 33.07% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $6,526,079 of income dividends paid during the fiscal year ended August 31, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2014, $2,104,280 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	27

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2004

Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Utilities and High Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2004	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice

President of Evergreen Investment Management Company, LLC from 2008 to

2010. Assistant Vice President of Evergreen Investment Services, Inc. from

2004 to 2008. Manager of Fund Reporting and Control for Evergreen

Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

Other information (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Utilities and High Income Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Fund, (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund, and (iii) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and Crow Point (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Boards received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a custom peer group that was

30	Wells Fargo Advantage Utilities and High Income Fund	Other information (unaudited)

determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the performance of the Fund was lower than the average performance of the Custom Peer Group for all periods under review. However, the Board also noted that the performance of the Fund was higher than or in range of its benchmark, the ERH Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except for the three-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Custom Peer Group for all periods under review and relative to the benchmark for the three-year period. The Board took note of the small size of the Custom Peer Group and the explanations for the relative underperformance and was satisfied with the information it received.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees (which reflect fee waivers, if any, and include advisory, and administration fees), custodian and other non-management fees, and fee waiver and expense reimbursement arrangements. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Group”). Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the funds in the expense Group and an explanation of year-to-year variations in the funds comprising such expense Group and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of the advisory fee between them. The Board also considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s length basis.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to WellsCap, because its profitability information was subsumed in the collective Wells Fargo profitability analysis. The Board also did not consider profitability with respect to Crow Point, as the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on

Other information (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	31

factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, and Crow Point as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or Crow Point were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

32	Wells Fargo Advantage Utilities and High Income Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

List of abbreviations	Wells Fargo Advantage Utilities and High Income Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. This material is being prepared by Wells Fargo Funds Distributor, LLC. Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227655 10-14 AUHIF/AR134 08-14

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Advantage Utilities and High Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Advantage Utilities and High Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2014	Fiscal year ended August 31, 2013
Audit fees	$49,900	$48,680
Audit-related fees	—	—
Tax fees (1)	3,870	3,740
All other fees	—	—

	$53,770	$52,420

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Advantage Utilities and High Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Advantage Utilities and High Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Advantage Utilities and High Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Advantage Utilities and High Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

The summary portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form. The portfolio of investments for Wells Fargo Advantage Utilities and High Income Fund is filed under this Item.

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Utilities and High Income Fund	1

Security name	Shares	Value

Common Stocks: 64.51%

Energy: 10.22%

Oil, Gas & Consumable Fuels: 10.22%
Energen Corporation	15,000	$1,207,200
EQT Corporation	15,000	1,485,900
Spectra Energy Corporation	75,000	3,124,500
The Williams Companies Incorporated	100,000	5,944,000
Veresen Incorporated	75,000	1,284,374

		13,045,974

Industrials: 3.90%

Air Freight & Logistics: 3.84%
Deutsche Post AG	150,000	4,904,647

Construction & Engineering: 0.06%
Ameresco Incorporated Class A †	9,000	75,690

Telecommunication Services: 8.55%

Diversified Telecommunication Services: 5.38%
BCE Incorporated	16,000	720,320
CenturyLink Incorporated	100,000	4,099,000
Verizon Communications Incorporated	41,291	2,057,118

		6,876,438

Wireless Telecommunication Services: 3.17%
Shenandoah Telecommunications Company	40,000	1,104,800
Vodafone Group plc ADR	85,636	2,940,740

		4,045,540

Utilities: 41.84%

Electric Utilities: 27.98%
American Electric Power Company Incorporated	100,000	5,370,000
Chesapeake Utilities Corporation	200	13,794
Duke Energy Corporation	30,514	2,257,731
Edison International	75,000	4,435,500
Enel SpA	200,000	1,057,992
Entergy Corporation	1,000	77,410
Exelon Corporation	16,000	534,720
Great Plains Energy Incorporated	175,000	4,492,250
IDACORP Incorporated	25,000	1,418,000
ITC Holdings Corporation	135,000	5,042,250
NextEra Energy Incorporated	50,000	4,922,500
Northeast Utilities	90,000	4,130,100
Pepco Holdings Incorporated	100	2,756
PNM Resources Incorporated	75,000	1,965,750

		35,720,753

2	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2014

Security name			Shares	Value

Gas Utilities: 0.93%
New Jersey Resources Corporation			200	$10,446
Snam Rete Gas SpA			200,000	1,163,108
South Jersey Industries Incorporated			200	11,590

				1,185,144

Multi-Utilities: 10.95%
Alliant Energy Corporation			4,000	233,960
CenterPoint Energy Incorporated			50,000	1,242,000
Dominion Resources Incorporated			300	21,066
MDU Resources Group Incorporated			500	15,655
Public Service Enterprise Group Incorporated			50,000	1,869,500
Sempra Energy			19,900	2,108,803
Suez Environnement Company SA			275,000	5,069,547
TECO Energy Incorporated			50,000	905,000
Veolia Environnement SA			137,000	2,515,656

				13,981,187

Water Utilities: 1.98%
American Water Works Company Incorporated			50,000	2,530,500

Total Common Stocks (Cost $56,874,958)				82,365,873

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 28.28%

Consumer Discretionary: 4.92%

Auto Components: 0.46%
Allison Transmission Incorporated 144A	7.13%	5-15-2019	$340,000	359,550
Cooper Tire & Rubber Company	7.63	3-15-2027	190,000	202,350
Goodyear Tire & Rubber Company	7.00	5-15-2022	25,000	27,250

				589,150

Distributors: 0.06%
LKQ Corporation	4.75	5-15-2023	75,000	73,313

Diversified Consumer Services: 0.54%
Service Corporation International	6.75	4-1-2016	100,000	106,500
Service Corporation International	7.00	6-15-2017	25,000	27,594
Service Corporation International	7.50	4-1-2027	351,000	386,978
Service Corporation International	7.63	10-1-2018	25,000	28,813
Service Corporation International	8.00	11-15-2021	40,000	47,200
Sotheby’s 144A	5.25	10-1-2022	95,000	92,625

				689,710

Hotels, Restaurants & Leisure: 1.58%
Burger King Corporation	9.88	10-15-2018	75,000	79,688
CCM Merger Incorporated 144A	9.13	5-1-2019	465,000	495,225
DineEquity Incorporated	9.50	10-30-2018	400,000	423,640
Greektown Holdings LLC 144A	8.88	3-15-2019	480,000	492,000
Hilton Worldwide Finance LLC 144A	5.63	10-15-2021	15,000	15,900
Pinnacle Entertainment Incorporated	7.50	4-15-2021	355,000	380,738
Speedway Motorsports Incorporated	6.75	2-1-2019	120,000	125,700

				2,012,891

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Utilities and High Income Fund	3

	Interest rate	Maturity date	Principal	Value

Household Durables: 0.09%
American Greetings Corporation	7.38%	12-1-2021	$90,000	$95,625
Tempur Sealy International Incorporated	6.88	12-15-2020	25,000	27,063

				122,688

Media: 1.87%
Cablevision Systems Corporation	8.63	9-15-2017	145,000	165,300
CBS Outdoor Americas Capital LLC 144A	5.25	2-15-2022	15,000	15,338
Cinemark USA Incorporated	7.38	6-15-2021	75,000	81,563
CSC Holdings LLC	7.63	7-15-2018	45,000	51,413
CSC Holdings LLC	7.88	2-15-2018	75,000	85,688
CSC Holdings LLC	8.63	2-15-2019	125,000	146,875
DISH DBS Corporation	7.88	9-1-2019	115,000	133,400
DreamWorks Animation SKG Incorporated 144A	6.88	8-15-2020	155,000	164,300
EchoStar DBS Corporation	7.13	2-1-2016	50,000	53,375
Gray Television Incorporated	7.50	10-1-2020	475,000	501,125
Lamar Media Corporation	5.88	2-1-2022	75,000	78,750
LIN Television Corporation	6.38	1-15-2021	25,000	25,875
LIN Television Corporation	8.38	4-15-2018	150,000	156,750
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	15,000	16,163
Lynx II Corporation 144A	6.38	4-15-2023	25,000	26,625
National CineMedia LLC	6.00	4-15-2022	170,000	176,800
National CineMedia LLC	7.88	7-15-2021	60,000	64,800
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	145,000	153,700
Regal Entertainment Group	5.75	6-15-2023	30,000	30,375
Regal Entertainment Group	5.75	3-15-2022	250,000	256,250

				2,384,465

Specialty Retail: 0.32%
ABC Supply Company Incorporated 144A	5.63	4-15-2021	40,000	40,700
Ahern Rentals Incorporated 144A	9.50	6-15-2018	85,000	93,288
Century Intermediate Holding Company (PIK at 10.50%) 144A¥	9.75	2-15-2019	15,000	15,975
Penske Auto Group Incorporated	5.75	10-1-2022	80,000	82,800
Sonic Automotive Incorporated	5.00	5-15-2023	70,000	69,125
Toys “R” Us Property Company II LLC	8.50	12-1-2017	100,000	102,250

				404,138

Consumer Staples: 0.13%

Food Products: 0.13%
Darling International Incorporated 144A	5.38	1-15-2022	15,000	15,563
Hearthside Group Holdings LLC 144A	6.50	5-1-2022	10,000	9,975
Simmons Foods Incorporated 144A	10.50	11-1-2017	135,000	143,438

				168,976

Energy: 5.86%

Energy Equipment & Services: 2.26%
Bristow Group Incorporated	6.25	10-15-2022	265,000	278,913
Cleaver Brooks Incorporated 144A	8.75	12-15-2019	25,000	27,750
Compressco Partners LP 144A	7.25	8-15-2022	95,000	95,950

4	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2014

	Interest rate	Maturity date	Principal	Value

Energy Equipment & Services (continued)
Dresser-Rand Group Incorporated	6.50%	5-1-2021	$90,000	$96,300
Era Group Incorporated	7.75	12-15-2022	334,000	358,215
Forum Energy Technologies Incorporated 144A	6.25	10-1-2021	15,000	15,900
Gulfmark Offshore Incorporated	6.38	3-15-2022	510,000	513,825
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	190,000	185,725
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	40,000	40,800
NGPL PipeCo LLC 144A	7.12	12-15-2017	355,000	367,425
NGPL PipeCo LLC 144A	7.77	12-15-2037	515,000	534,313
NGPL PipeCo LLC 144A	9.63	6-1-2019	35,000	38,238
PHI Incorporated	5.25	3-15-2019	325,000	329,063
Pride International Incorporated	8.50	6-15-2019	10,000	12,611

				2,895,028

Oil, Gas & Consumable Fuels: 3.60%
Crestwood Midstream Partners LP	6.00	12-15-2020	76,000	78,850
Crestwood Midstream Partners LP	6.13	3-1-2022	25,000	25,875
CVR Refining LLC	6.50	11-1-2022	68,000	70,550
Denbury Resources Incorporated	4.63	7-15-2023	45,000	43,425
Denbury Resources Incorporated	6.38	8-15-2021	25,000	26,688
El Paso LLC	6.50	9-15-2020	45,000	52,407
El Paso LLC	7.00	6-15-2017	50,000	56,500
El Paso LLC	7.25	6-1-2018	70,000	80,850
El Paso LLC	7.42	2-15-2037	90,000	109,800
El Paso LLC	7.80	8-1-2031	100,000	124,000
Energy Transfer Equity LP	7.50	10-15-2020	300,000	347,250
Exterran Partners LP	6.00	4-1-2021	225,000	227,250
Kinder Morgan Finance Company LLC 144A	6.00	1-15-2018	25,000	27,844
Northern Tier Energy LLC	7.13	11-15-2020	140,000	149,800
Pioneer Natural Resources Company	7.50	1-15-2020	145,000	178,122
Plains Exploration & Production Company	8.63	10-15-2019	325,000	341,656
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	260,000	274,300
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	435,000	461,100
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	205,000	222,425
Rose Rock Midstream LP 144A	5.63	7-15-2022	15,000	15,300
Sabine Pass Liquefaction LLC	5.63	2-1-2021	75,000	79,125
Sabine Pass Liquefaction LLC	5.63	4-15-2023	90,000	93,600
Sabine Pass Liquefaction LLC 144A	5.75	5-15-2024	50,000	52,000
Sabine Pass Liquefaction LLC 144A	6.25	3-15-2022	200,000	217,000
Sabine Pass LNG LP	6.50	11-1-2020	395,000	419,194
Sabine Pass LNG LP	7.50	11-30-2016	370,000	401,913
SemGroup Corporation	7.50	6-15-2021	220,000	237,600
Suburban Propane Partners LP	7.38	3-15-2020	60,000	63,000
Suburban Propane Partners LP	7.38	8-1-2021	26,000	28,080
Ultra Petroleum Corporation 144A	5.75	12-15-2018	85,000	87,763

				4,593,267

Financials: 4.61%

Banks: 0.13%
CIT Group Incorporated 144A	5.50	2-15-2019	100,000	107,875
CIT Group Incorporated 144A	6.63	4-1-2018	50,000	55,750

				163,625

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Utilities and High Income Fund	5

	Interest rate	Maturity date	Principal	Value

Consumer Finance: 2.25%
Ally Financial Incorporated	5.50%	2-15-2017	$50,000	$53,375
Ally Financial Incorporated	6.75	12-1-2014	36,000	36,495
Ally Financial Incorporated	7.50	9-15-2020	90,000	107,663
Ally Financial Incorporated	8.00	3-15-2020	65,000	78,975
Ally Financial Incorporated	8.30	2-12-2015	825,000	849,750
Ford Motor Credit Company LLC	8.00	12-15-2016	25,000	28,656
General Motors Financial Company Incorporated	6.75	6-1-2018	95,000	106,756
Homer City Funding LLC	8.73	10-1-2026	149,149	158,098
SLM Corporation	6.13	3-25-2024	90,000	92,475
SLM Corporation	7.25	1-25-2022	70,000	78,138
SLM Corporation	8.00	3-25-2020	330,000	381,150
SLM Corporation	8.45	6-15-2018	125,000	145,463
Springleaf Finance Corporation	5.40	12-1-2015	140,000	145,425
Springleaf Finance Corporation	5.75	9-15-2016	50,000	52,750
Springleaf Finance Corporation	6.00	6-1-2020	175,000	183,313
Springleaf Finance Corporation	6.50	9-15-2017	50,000	53,813
Springleaf Finance Corporation	6.90	12-15-2017	243,000	265,478
Springleaf Finance Corporation	7.75	10-1-2021	22,000	24,970
Springleaf Finance Corporation	8.25	10-1-2023	25,000	28,938

				2,871,681

Diversified Financial Services: 0.93%
Denali Borrower LLC 144A	5.63	10-15-2020	330,000	348,150
Infinity Acquisition LLC 144A	7.25	8-1-2022	185,000	182,688
Jefferies Finance LLC 144A	6.88	4-15-2022	135,000	135,338
Jefferies Finance LLC 144A	7.38	4-1-2020	175,000	182,875
Nuveen Investments Incorporated	5.50	9-15-2015	275,000	282,219
Nuveen Investments Incorporated 144A	9.13	10-15-2017	50,000	53,650

				1,184,920

Insurance: 0.12%
Hub Holdings LLC 144A	8.13	7-15-2019	150,000	151,688

Real Estate Management & Development: 0.38%
Hockey Merger Sub 2 Incorporated 144A	7.88	10-1-2021	165,000	173,663
Onex Corporation 144A	7.75	1-15-2021	300,000	309,000

				482,663

REITs: 0.80%
Crown Castle International Corporation	5.25	1-15-2023	75,000	77,461
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	340,000	355,300
Omega Healthcare Investors Incorporated	6.75	10-15-2022	125,000	134,688
Sabra Health Care Incorporated	5.38	6-1-2023	50,000	50,625
Sabra Health Care Incorporated	5.50	2-1-2021	55,000	57,269
The Geo Group Incorporated	5.13	4-1-2023	125,000	121,250
The Geo Group Incorporated	5.88	1-15-2022	205,000	209,613
The Geo Group Incorporated	6.63	2-15-2021	20,000	21,100

				1,027,306

6	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2014

	Interest rate	Maturity date	Principal	Value

Health Care: 2.58%

Health Care Equipment & Supplies: 0.27%
Crimson Merger Sub Incorporated 144A	6.63%	5-15-2022	$245,000	$233,975
Hologic Incorporated	6.25	8-1-2020	110,000	116,050

				350,025

Health Care Providers & Services: 1.49%
Aviv Healthcare Properties LP	6.00	10-15-2021	40,000	42,200
Aviv Healthcare Properties LP	7.75	2-15-2019	125,000	132,188
Capella Healthcare Incorporated	9.25	7-1-2017	125,000	131,016
Centene Corporation	5.75	6-1-2017	75,000	80,250
Community Health Systems Incorporated 144A	6.88	2-1-2022	95,000	100,938
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	55,000	58,644
HCA Incorporated	5.88	3-15-2022	25,000	27,188
HCA Incorporated	6.50	2-15-2020	175,000	195,781
HealthSouth Corporation	5.75	11-1-2024	25,000	26,250
HealthSouth Corporation	7.25	10-1-2018	20,000	20,800
HealthSouth Corporation	8.13	2-15-2020	60,000	63,600
MPH Acquisition Holdings LLC 144A	6.63	4-1-2022	175,000	183,094
MPT Operating Partnership LP	6.38	2-15-2022	70,000	75,250
MPT Operating Partnership LP	6.88	5-1-2021	125,000	134,375
Select Medical Corporation	6.38	6-1-2021	455,000	472,916
Tenet Healthcare Corporation	6.00	10-1-2020	50,000	54,250
Tenet Healthcare Corporation	8.13	4-1-2022	90,000	103,613

				1,902,353

Health Care Technology: 0.38%
Emdeon Incorporated	11.00	12-31-2019	425,000	480,250

Pharmaceuticals: 0.44%
Endo Finance LLC 144A	5.75	1-15-2022	65,000	66,138
Endo Finance LLC 144A	7.25	1-15-2022	160,000	173,400
Par Pharmaceutical Company	7.38	10-15-2020	159,000	168,540
Pinnacle Incorporated 144A	9.50	10-1-2023	35,000	38,413
Salix Pharmaceuticals Incorporated 144A	6.00	1-15-2021	100,000	108,500
Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	5,000	5,081

				560,072

Industrials: 2.01%

Aerospace & Defense: 0.03%
TransDigm Group Incorporated	5.50	10-15-2020	35,000	35,000

Airlines: 0.13%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	100,000	112,978
Aviation Capital Group Corporation 144A	7.13	10-15-2020	50,000	57,078

				170,056

Commercial Services & Supplies: 1.08%
ADT Corporation	4.13	6-15-2023	85,000	79,050
ADT Corporation	6.25	10-15-2021	55,000	58,163

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Utilities and High Income Fund	7

	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies (continued)
Covanta Holding Corporation	5.88%	3-1-2024	$80,000	$82,800
Covanta Holding Corporation	6.38	10-1-2022	195,000	209,138
Covanta Holding Corporation	7.25	12-1-2020	105,000	113,400
Iron Mountain Incorporated	5.75	8-15-2024	315,000	323,663
Iron Mountain Incorporated	6.00	8-15-2023	205,000	218,838
Iron Mountain Incorporated	7.75	10-1-2019	30,000	32,438
Iron Mountain Incorporated	8.38	8-15-2021	249,000	259,583

				1,377,073

Machinery: 0.14%
Columbus McKinnon Corporation	7.88	2-1-2019	165,000	174,488

Trading Companies & Distributors: 0.58%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	290,000	315,375
H&E Equipment Services Incorporated	7.00	9-1-2022	235,000	256,738
International Lease Finance Corporation 144A	7.13	9-1-2018	35,000	40,163
International Lease Finance Corporation	8.63	9-15-2015	75,000	80,391
Light Tower Rentals Incorporated 144A	8.13	8-1-2019	45,000	46,125

				738,792

Transportation Infrastructure: 0.05%
Watco Companies LLC 144A	6.38	4-1-2023	70,000	71,575

Information Technology: 1.81%

Communications Equipment: 0.12%
Lucent Technologies Incorporated	6.45	3-15-2029	155,000	151,513

Electronic Equipment, Instruments & Components: 0.57%
Jabil Circuit Incorporated	8.25	3-15-2018	620,000	730,050

Internet Software & Services: 0.01%
Sophia Holding Finance LP (PIK at 10.38%) 144A	9.63	12-1-2018	10,000	10,225

IT Services: 0.68%
Audatex North America Incorporated 144A	6.00	6-15-2021	125,000	132,500
Audatex North America Incorporated 144A	6.13	11-1-2023	30,000	31,800
First Data Corporation 144A	6.75	11-1-2020	52,000	56,290
First Data Corporation 144A	7.38	6-15-2019	110,000	117,425
First Data Corporation	11.75	8-15-2021	110,000	130,075
First Data Holdings Incorporated (PIK at 14.50%) 144A¥	14.50	9-24-2019	10,028	11,357
SunGard Data Systems Incorporated	6.63	11-1-2019	100,000	104,750
SunGard Data Systems Incorporated	7.38	11-15-2018	253,000	264,385
SunGard Data Systems Incorporated	7.63	11-15-2020	25,000	26,906

				875,488

Semiconductors & Semiconductor Equipment: 0.10%
Micron Technology Incorporated 144A	5.88	2-15-2022	115,000	123,194

8	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2014

	Interest rate	Maturity date	Principal	Value

Software: 0.11%
Activision Blizzard Incorporated 144A	5.63%	9-15-2021	$45,000	$48,656
Activision Blizzard Incorporated 144A	6.13	9-15-2023	10,000	11,000
BMC Software Finance Incorporated 144A	8.13	7-15-2021	80,000	80,800

				140,456

Technology Hardware, Storage & Peripherals: 0.22%
NCR Corporation	5.88	12-15-2021	15,000	15,713
NCR Corporation	6.38	12-15-2023	250,000	270,000

				285,713

Materials: 0.51%

Chemicals: 0.02%
Celanese US Holdings LLC	5.88	6-15-2021	20,000	21,950

Containers & Packaging: 0.34%
Crown Americas LLC	6.25	2-1-2021	20,000	21,350
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	5,000	5,575
Crown Cork & Seal Company Incorporated (i)	7.50	12-15-2096	50,000	47,500
Owens-Illinois Incorporated	7.80	5-15-2018	60,000	69,000
Sealed Air Corporation 144A	8.38	9-15-2021	215,000	241,875
Silgan Holdings Incorporated	5.00	4-1-2020	50,000	51,313

				436,613

Paper & Forest Products: 0.15%
Georgia-Pacific LLC	8.88	5-15-2031	125,000	191,137

Telecommunication Services: 3.57%

Diversified Telecommunication Services: 1.58%
Citizens Communications Company	7.88	1-15-2027	200,000	207,000
Frontier Communications Corporation	8.13	10-1-2018	60,000	69,810
GCI Incorporated	6.75	6-1-2021	170,000	172,125
GCI Incorporated	8.63	11-15-2019	368,000	385,020
Qwest Corporation	7.25	9-15-2025	125,000	147,806
Qwest Corporation	7.63	8-3-2021	20,000	22,450
Syniverse Holdings Incorporated	9.13	1-15-2019	365,000	386,444
TW Telecommunications Holdings Incorporated	5.38	10-1-2022	300,000	326,250
Windstream Corporation	7.88	11-1-2017	265,000	301,438

				2,018,343

Wireless Telecommunication Services: 1.99%
MetroPCS Wireless Incorporated	6.63	11-15-2020	240,000	252,000
MetroPCS Wireless Incorporated	7.88	9-1-2018	130,000	135,688
SBA Telecommunications Corporation	5.63	10-1-2019	10,000	10,475
SBA Telecommunications Corporation	5.75	7-15-2020	100,000	105,500
Sprint Capital Corporation	6.88	11-15-2028	1,100,000	1,072,466
Sprint Capital Corporation	8.75	3-15-2032	105,000	117,075
Sprint Communications Incorporated	7.00	8-15-2020	120,000	128,100
Sprint Communications Incorporated 144A	9.00	11-15-2018	25,000	29,719

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Utilities and High Income Fund	9

	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services (continued)
Sprint Communications Incorporated	11.50%	11-15-2021	$25,000	$32,625
Sprint Corporation 144A	7.13	6-15-2024	70,000	71,400
Sprint Corporation 144A	7.25	9-15-2021	10,000	10,600
Sprint Corporation 144A	7.88	9-15-2023	10,000	10,725
T-Mobile USA Incorporated	6.63	4-1-2023	35,000	36,838
T-Mobile USA Incorporated	6.13	1-15-2022	5,000	5,181
T-Mobile USA Incorporated	6.25	4-1-2021	35,000	36,313
T-Mobile USA Incorporated	6.46	4-28-2019	10,000	10,425
T-Mobile USA Incorporated	6.50	1-15-2024	5,000	5,200
T-Mobile USA Incorporated	6.54	4-28-2020	10,000	10,500
T-Mobile USA Incorporated	6.63	4-28-2021	65,000	68,413
T-Mobile USA Incorporated	6.73	4-28-2022	305,000	321,775
T-Mobile USA Incorporated	6.84	4-28-2023	65,000	68,981

				2,539,999

Utilities: 2.28%

Electric Utilities: 1.78%
ComEd Financing III	6.35	3-15-2033	1,340,000	1,370,150
IPALCO Enterprises Incorporated 144A	7.25	4-1-2016	145,000	156,238
Mirant Mid-Atlantic LLC Series C	10.06	12-30-2028	438,432	492,688
Otter Tail Corporation (i)	9.00	12-15-2016	215,000	248,558

				2,267,634

Gas Utilities: 0.21%
AmeriGas Finance LLC	6.75	5-20-2020	175,000	186,375
AmeriGas Finance LLC	7.00	5-20-2022	75,000	81,375

				267,750

Independent Power & Renewable Electricity Producers: 0.29%
Calpine Corporation 144A	6.00	1-15-2022	40,000	43,100
NSG Holdings LLC 144A	7.75	12-15-2025	245,000	264,600
Reliant Energy Incorporated	9.24	7-2-2017	49,955	53,327
Reliant Energy Incorporated	9.68	7-2-2026	10,000	10,900

				371,927

Total Corporate Bonds and Notes (Cost $33,994,299)				36,107,185

Loans: 3.37%
Accellent Incorporated ±	7.50	3-11-2022	45,000	43,931
Alliance Laundry Systems LLC ±	9.50	12-10-2019	159,122	160,117
Applied Systems Incorporated ±	7.50	1-22-2022	25,000	25,150
Asurion LLC ±	8.50	3-3-2021	95,000	97,945
Capital Automotive LP ±	4.00	4-10-2019	193,696	193,293
Capital Automotive LP ±	6.00	4-30-2020	110,000	111,100
CCM Merger Incorporated ±	4.50	7-18-2021	45,000	44,888
Centaur Acquisition LLC ±	8.75	2-20-2020	135,000	136,688
Dell Incorporated ±	4.50	4-29-2020	600,463	601,621
Focus Brands Incorporated ±	10.25	8-21-2018	176,935	176,935
Four Seasons Holdings Incorporated ±	6.25	12-24-2020	25,000	25,063

10	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2014

	Interest rate	Maturity date	Principal	Value

Loans (continued)
HGIM Corporation	5.50%	6-18-2020	$84,574	$84,468
Interactive Data Corporation <%%±	0.00	5-2-2021	140,000	140,350
Learfield Communications Incorporated ±	8.75	10-9-2021	15,000	15,038
Level 3 Financing Incorporated ±	4.00	1-15-2020	250,000	248,750
LM U.S. Corp Acquisition Incorporated ±	8.50	10-25-2020	10,000	10,017
Neff Rental LLC ±	7.25	6-9-2021	60,000	60,038
Peak 10 Incorporated ±	8.25	6-17-2022	30,000	29,925
Philadelphia Energy Solutions LLC ±	6.25	4-4-2018	222,188	209,783
Sedgwick Incorporated ±	6.75	2-28-2022	45,000	44,775
Spin Holdco Incorporated ±	4.25	11-14-2019	119,201	118,188
Tallgrass Operations LLC ±	4.25	11-13-2018	103,074	103,171
Texas Competitive Electric Holdings LLC (s)±	4.65	10-10-2014	1,471,940	1,138,546
TGI Friday’s Incorporated <%%±	9.25	7-15-2021	45,000	44,831
TWCC Holdings Corporation ±	7.00	6-26-2020	275,000	271,334
Vertafore Incorporated ±	9.75	10-29-2017	35,000	35,385
W3 Company (i)±	9.25	9-13-2020	19,950	19,551
WASH Multifamily Laundry Systems LLC ±	4.50	2-21-2019	108,625	108,150

Total Loans (Cost $4,636,017)				4,299,031

	Dividend yield		Shares
Preferred Stocks: 13.37%

Financials: 0.07%

Banks: 0.07%
GMAC Capital Trust I ±	7.56		3,457	92,924

Telecommunication Services: 1.84%

Diversified Telecommunication Services: 1.84%
Qwest Corporation	7.00		90,000	2,351,700

Utilities: 11.46%

Electric Utilities: 7.61%
Duke Energy Corporation	5.13		130,000	3,129,100
Entergy Arkansas Incorporated	4.75		65,000	1,459,250
Entergy Louisiana LLC	4.70		70,483	1,581,639
Indianapolis Power & Light Company	5.65		20,000	2,092,500
NextEra Energy Capital Holding Incorporated Series I	5.13		44,000	970,200
Wisconsin Public Service	5.08		4,804	476,797

				9,709,486

Multi-Utilities: 3.85%
DTE Energy Company Series Q	5.25		100,000	2,426,000
Integrys Energy Group ±	5.50		95,000	2,490,900

				4,916,900

Total Preferred Stocks (Cost $16,509,368)				17,071,010

Portfolio of investments—August 31, 2014	Wells Fargo Advantage Utilities and High Income Fund	11

Security name		Expiration date	Shares	Value

Warrants: 0.05%

Utilities: 0.05%

Gas Utilities: 0.05%
Kinder Morgan Incorporated †		5-25-2017	16,000	$62,560

Total Warrants (Cost $30,480)				62,560

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 1.80%

Consumer Discretionary: 0.00%

Media: 0.00%
Videotron Limited	9.13%	4-15-2018	$3,000	3,098

Energy: 0.35%

Oil, Gas & Consumable Fuels: 0.35%
Griffin Coal Mining Company Limited 144A(s)	9.50	12-1-2016	93,118	67,976
Teekay Corporation	8.50	1-15-2020	335,000	379,388

				447,364

Financials: 0.03%

Banks: 0.03%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	30,000	31,050

Health Care: 0.12%

Pharmaceuticals: 0.12%
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2018	50,000	53,500
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	85,000	92,650

				146,150

Information Technology: 0.10%

Technology Hardware, Storage & Peripherals: 0.10%
Seagate Technology HDD Holdings	6.80	10-1-2016	50,000	55,000
Seagate Technology HDD Holdings	6.88	5-1-2020	73,000	77,745

				132,745

Materials: 0.35%

Containers & Packaging: 0.13%
Ardagh Finance Holdings (PIK at 8.63%) 144A¥	8.63	6-15-2019	90,000	93,263
Ardagh Packaging Finance 144A	9.13	10-15-2020	70,000	76,650

				169,913

Metals & Mining: 0.15%
Novelis Incorporated	8.38	12-15-2017	100,000	105,750
Novelis Incorporated	8.75	12-15-2020	75,000	82,969

				188,719

12	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Paper & Forest Products: 0.07%
Sappi Limited 144A	7.50%	6-15-2032	$100,000	$90,500

Telecommunication Services: 0.85%

Diversified Telecommunication Services: 0.81%
Intelsat Jackson Holdings SA	5.50	8-1-2023	95,000	94,644
Intelsat Jackson Holdings SA	6.63	12-15-2022	55,000	57,475
Intelsat Jackson Holdings SA	7.25	4-1-2019	240,000	253,200
Intelsat Jackson Holdings SA	7.25	10-15-2020	150,000	160,500
Intelsat Jackson Holdings SA	7.50	4-1-2021	50,000	54,125
Intelsat Jackson Holdings SA	8.50	11-1-2019	40,000	41,975
Intelsat Luxembourg SA	7.75	6-1-2021	95,000	100,225
Intelsat Luxembourg SA	8.13	6-1-2023	225,000	243,563
Virgin Media Secured Finance plc 144A	5.38	4-15-2021	25,000	26,000

				1,031,707

Wireless Telecommunication Services: 0.04%
Telesat Canada Incorporated 144A	6.00	5-15-2017	50,000	51,500

Total Yankee Corporate Bonds and Notes (Cost $2,222,515)				2,292,746

	Yield		Shares
Short-Term Investments: 4.14%

Investment Companies: 4.14%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.07		5,292,912	5,292,912

Total Short-Term Investments (Cost $5,292,912)				5,292,912

Total investments in securities (Cost $119,560,549)*	115.52%	147,491,317
Other assets and liabilities, net	(15.52)	(19,813,276)

Total net assets	100.00%	$127,678,041

±	Variable rate investment. The rate shown is the rate in effect at period end.

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

<	All or a portion of the position represents an unfunded loan commitment.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

*	Cost for federal income tax purposes is $120,018,189 and unrealized gains (losses) consists of:

Gross unrealized gains	$30,760,108
Gross unrealized losses	(3,286,980)

Net unrealized gains	$27,473,128

Report of Independent Registered Public Accounting Firm

The Board of Trustees of

Wells Fargo Advantage Utilities and High Income Fund:

We have audited the financial statements of the Wells Fargo Advantage Utilities and High Income Fund (the “Fund”) as of August 31, 2014, and for each of the years presented and have issued our unqualified report thereon dated October 27, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audit included an audit of the Fund’s portfolio of investments (the “Portfolio”) as of August 31, 2014 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of management. Our responsibility is to express an opinion on this Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund, presents fairly, in all material respects, the information set forth therein.

Boston, Massachusetts
October 27, 2014

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF AUGUST 13, 2014

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b) Funds Management Proxy Committee

(i)	Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii)	Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct ISS to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii)	Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v)

Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds

Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi)	Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing ISS to vote in accordance with the recommendation ISS makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

(vii)	Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of ISS in exercising its proxy voting responsibilities.

(viii)	Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Erik Sens, Aldo Ceccarelli and Melissa Duller. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to ISS’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.

FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority	AGAINST

shareholder interests, bundling of director elections, and/or egregious governance practices.

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.

AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.

FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’	CASE-BY-CASE

rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

FOR

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program	FOR

as it allows investors to receive additional stock in lieu of a cash dividend.

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless: • there is clear evidence of past abuse of the authority; or • the plan contains no safeguards against selective buy-backs.	FOR AGAINST AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value.	CASE-BY-CASE

Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.

Among the plan features that may result in a vote against the plan are:	AGAINST

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.
FOR
THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.
CASE-BY-CASE

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.
FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	FOR

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	FOR

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	AGAINST

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	FOR

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.	CASE-BY-CASE

FOR CASE-BY-CASE

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report	FOR

on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

•     arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

•     guarantees of benefits if a key employee voluntarily terminates;

•     guarantees of benefits to employees lower than very senior management; and

•     indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.
AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than	FOR

shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

•     anticipated financial and operating benefits;

•     offer price (cost versus premium);

•     prospects for the combined companies;

•     how the deal was negotiated;

•     changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis. Proposals may include, and are not limited to, the following issues:	CASE-BY-CASE

•     eliminating the need for annual meetings of mutual fund shareholders;

•     entering into or extending investment advisory agreements and management contracts;

•     permitting securities lending and participation in repurchase agreements;

•     changing fees and expenses; and

•     changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has 38 years experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has 17 years experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as Fixed Income Analyst with responsibilities including portfolio manager selection and performance. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University. He has earned the right to use the CFA designation and is a member of the CFA Institute and the CFA society of San Francisco.

Melissa Duller, CIMA, CFA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst, provides oversight for domestic equity strategies and assists with investment communications for core equity mutual funds, sector specific mutual funds, and closed-end funds. She has also provided research and communications for growth equity and international equity strategies as well as short-term and tax advantaged fixed income products. In addition, she has served as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Timothy O’Brien

Mr. O’Brien is a managing partner at Crow Point Partners LLC. Prior to founding Crow Point in 2006, he was a managing director and senior portfolio manager with the Value Equity team of Evergreen Investments’ Equity Management group. Mr. O’Brien has been in the investment management industry since 1983.

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended August 31, 2014.

Timothy O’Brien

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	0
Total assets of above accounts (millions)	$885	$0.0	$0.0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	6	13
Total assets of above accounts (millions)	$2,034.7	$345.9	$1,671.3

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$69.8	$0.0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	6	13
Total assets of above accounts (millions)	$2,034.7	$345.9	$1,671.3

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$69.8	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Crow Point.

Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund’s. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to, for example, an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund’s advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by Wells Fargo Funds Management. In addition, side-by-side trading rules have been agreed between Wells Fargo Funds Management and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Wells Fargo funds are treated equitably by Crow Point with respect to investments, trading and allocations.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Crow Point. Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of August 31, 2014:

Timothy O’Brien	$10,000 - $50,000
Niklas Nordenfelt	none
Phil Susser	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Utilities and High Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Utilities and High Income Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: October 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Advantage Utilities and High Income Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: October 27, 2014

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: October 27, 2014